BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

(the “Fund”)

Supplement dated March 12, 2024 to the Summary Prospectus, Prospectus and Statement of

Additional Information (“SAI”) of the Fund, each dated May 1, 2023

On March 7, 2023, the Board of Directors of BlackRock Variable Series Funds, Inc., on behalf of the Fund, approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective on March 11, 2024.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The section of the Summary Prospectus entitled “Summary Prospectus—Key Facts About BlackRock Global Allocation V.I. Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Global Allocation V.I. Fund—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock (Singapore) Limited and BlackRock International Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-advisers.

The eighth paragraph of the section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. BlackRock has entered into sub-advisory agreements with BlackRock (Singapore) Limited and BlackRock International Limited with respect to the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The second paragraph of the section of the Prospectus related to Class II Shares entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock (Singapore) Limited (“BRS”) is a registered investment adviser organized in 2000. BlackRock International Limited (“BIL,” and, together with BRS, the “Sub-Advisers”) is a registered investment adviser organized in 1995. BlackRock and its affiliates had approximately $9.090 trillion in investment company and other portfolio assets under management as of March 31, 2023.

The fifth to last paragraph of the sections of the Prospectus related to Class I Shares and Class III Shares entitled “Management of the Funds—BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with BIL, an affiliate of BlackRock, with respect to BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund. Under the sub-advisory agreement, BlackRock pays BIL a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund for which BIL acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

The second to last paragraph of the sections of the Prospectus related to Class I Shares and Class III Shares entitled “Management of the Funds—BlackRock” are deleted in their entirety and replaced with the following:

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and each sub-advisory agreement between BlackRock and each sub-adviser is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2022. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL with respect to BlackRock Global Allocation V.I. Fund will be included in the Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2024.

The third and second to last paragraph of the section of the Prospectus related to Class II Shares entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, affiliates of BlackRock, with respect to BlackRock Global Allocation V.I. Fund. Under the sub-advisory agreements, BlackRock pays each Sub-Adviser a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund for which each Sub-Adviser acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and the sub-advisory agreement between BlackRock and BRS is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2022. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL with respect to BlackRock Global Allocation V.I. Fund is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2024.

The footnote number tagged to “BlackRock International Limited” in the section of the Prospectus related to Class I Shares entitled “For More Information—Funds and Service Providers—Sub-Advisers” is changed from “1” to “6” and the following is added at the end of the footnotes:

[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.

The following is added to the section of the Prospectus related to Class II Shares entitled “For More Information—Funds and Service Providers—Sub-Advisers”:

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

The footnote number tagged to “BlackRock International Limited” in the section of the Prospectus related to Class III Shares entitled “For More Information—Funds and Service Providers—Sub-Advisers” is changed from “1” to “2”.

The fifth paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

With respect to BlackRock Managed Volatility V.I. Fund, the Manager has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), BlackRock Asset Management North America Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”). With respect to BlackRock International V.I. Fund, the Manager has entered into a sub-advisory agreement with BIL. With respect to BlackRock Global Allocation V.I. Fund, the Manager has entered into separate sub-advisory agreements with BIL and BRS.

Pursuant to each Sub-Advisory Agreement, each Sub-Adviser receives for the services it provides for that portion of the applicable Fund for which it acts a sub-advisor a monthly fee calculated at an annual rate equal to a percentage of the investment advisory fee received by the Manager from the applicable Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-VSGA-0324SUP